EXHIBIT 10.2

Amendment #2 of Statement of Work #3 (“SOW3 amendment”)

Between Elektrobit, Inc. (“EB”) and TerreStar Networks, Inc. (“TSN”), effective as of the 1st day of February, 2010

1. INTRODUCTION

This SOW3 amendment is made this 1st day of February 2010 by and between Elektrobit Inc. (“Elektrobit” or “EB”) and TerreStar Networks Inc. (“TerreStar” or “TSN”) for the StarComm (Commercial 2G/3G/SAT PDA) (“Genus Product” or “Handset”) program activities from February 1st, 2010 until the Genus Product achieves M10 TerreStar Technical Acceptance and M11 FF3.2 Handset build approval as set forth in this SoW3 amendment (but excluding and Post Engineering and Service and Repair activities to be agreed separately), and is pursuant to the Master Development and Licensing Agreement between Elektrobit and TerreStar dated August 10, 2007, as amended (“Agreement”). Capitalized terms that are not otherwise defined in this SOW3 amendment have the meaning defined in the Agreement.

Under this SOW3 amendment, EB will complete the StarComm program with successful completion of the Milestones set forth in Section 4.1 below and as otherwise set forth in the Agreement. It is understood that within the stated scope of this SOW3 amendment, EB will provide Services and Deliverables specified here to get the Handset certified and ready for Initial Operational Capability (IOC) as provided in this SoW3 amendment.

TerreStar Requirement Specification (Starcomm Requirements_SOW3.xls, v.5.0.0, Sep 15, 2009; or later version, if mutually agreed by both parties) and AT&T Compliance Matrix (as agreed to on February 19, 2010 but including the 42 Group A Application test cases [***] under the Agreement. This will exclude [***]. These items will be reviewed and accepted in M10 milestone acceptance. If there are [***] requirements.

2. SOW3 AMENDMENT OVERVIEW

The estimated schedule and budget outlined in the original Statement of Work #3 as amended have been significantly changed because of the Changes concerning the scope and Specifications [***]:

[***]

For avoidance of doubt, this SOW3 amendment will amend the original Statement of Work #3 and its amendments. And the original Statement of Work #3 will remain in force to the extent not amended by this SoW3 amendment. Further, the EB Deliverables and Services performed before the effective date of this SoW3 amendment will be governed by the original Statement of Work #3 and its first amendment.

3. PERIOD OF PERFORMANCE

Based on the planned schedule the period of Deliverables and Services by EB under this SOW3 amendment is approximately [***] months, starting February 1st, 2010. The planned end-date as of the effective date of this SOW3 amendment is anticipated to be [***]).

4. SCOPE

Sections 4.1 and 4.2 describe EB Milestone-based Deliverables and EB Services including support packages. The official Change Control Process currently in place between TSN and EB under the Agreement will be followed for Changes to the scope of this SOW3 amendment including Deliverables, main program schedule, Specifications, dependencies (including but not limited to the AT&T approval process and its time schedule and Satellite integration camp 3) and scope of Services.

The Parties acknowledge that the scope of this SOW3 amendment excludes certain critical pre-launch operational activities, related to manufacturing ramp-up, forward and reverse logistics, after market services and repair work. Such items include but are not limited to a product tracking system and server(s).

As part of this SOW3 amendment, [***] will be delivered to and used by EB for research and development purposes and [***] units will be delivered to TerreStar for internal use. All [***] units of the [***] will be delivered to TerreStar and will be commercially saleable units that will not qualify for warranty coverage but will have commercial IMEIs. Re-flashing of software to a commercially accepted release will be necessary prior to sale of any such units. TerreStar will be responsible for any re-flashing of these Handsets to commercially acceptable releases. Material and labor costs resulting from [***] and [***] builds are covered by this SOW3 amendment or prior SOWs as the case may be. To the extent that PTCRB approval is not achieved prior to the planned build of [***], TerreStar and EB will determine appropriate course of action at that time.

The terms and conditions for commercial product deliveries ([***] onwards) are defined in the Master Supply Agreement dated December 1, 2009 between the EB and TerreStar Corporation (“MSA”).

The Parties plan to negotiate terms related to such Post Engineering and Service and Repair activities in a reasonable time before product launch.

4.1. EB Deliverables based on milestones

The following table includes major Milestones and their Deliverables for StarComm product development during the SOW3 amendment period of performance. EB shall schedule a review of these Milestone documents no later than 3 business days after release to TerreStar and shall receive acceptance from TerreStar within 5 business days of release to TerreStar (unless deviations are unresolved at that time).

All Deliverables and Acceptance criteria are based on known and agreed upon Specifications from TerreStar and from 3rd parties (e.g. Microsoft, Hughes, Comneon, component vendors, etc.) at the SOW3 amendment effective date. Changes in these Specifications will be handled as official Change Requests.

StarComm Product development program Milestone schedule with the Deliverables

ID (EB)		Date	Deliverable / Acceptance criteria
M1a	Start of SOW3 amendment	[***]	[***]
M1b	[***]	[***]	[***]
M2	[***]	[***]	[***]

M3	[***]	[***]	[***]
M5	[***]	[***]	[***]
M6	[***]	[***]	[***]
M7	[***]	[***]	[***]
M8	[***]	[***]	[***]

M9	[***]	[***]	[***]
M10	[***]	[***]	[***]
M11	[***]	[***]	[***]

4.2. Scope of Work

The EB Services in addition to Deliverables set forth in Section 4.1 above under this SOW3 amendment through M11 are as follows:

1. Support for Satellite Network integration (including support for [***])

[***]

2. Support for [***], related test requirement activities, and bug fixing

[***]

3. Support work for [***]

4. Support for [***]

5. Mininet support

[***]

6. TerreStar Friendly User Trial Support

•

EB shall support Friendly User trials comprised of TerreStar internal, TerreStar vendors, AT&T internal and AT&T customer trial participants as detailed below. Such trial activity is expected to commence in late February and continue until the middle of May.

•	EB will support planning of TSN FUT trials by its Reston on-site support resources.

•	EB will provide technical support (troubleshooting) by its Reston on-site support resources.

•	TSN will filter out non-errors and already identified errors based on the error database.

•	EB will review and analyze TerreStar reports from its FUT trials no more than once a week.

•	EB will provide feedback and take corrective actions at its discretion based on the FUT trial feedback.

•	EB will report new, repeatable SW and HW errors in the error database and provide ETA for correction.

7. Reston/US-Based On-Site Support

EB shall maintain one SW and one HW/RF resource to support TerreStar at their facilities. Support will be given during normal office hours. Should support be needed during the weekends or evenings, the resources may be permitted to take regular work time at EB’s discretion.

8. Support for user documentation, usability testing and improvements planning

-	EB will provide a full-time Product Management resource and manage EB’s subcontractors to drive completion the following tasks by [***]:

•	User-facing documentation finalization (including in-box, website and marketing materials finalization as it relates to operation of the device and accessories).

•	Packaging finalization including sales box, sales box labeling, revisions to art and logoing, accessory design, accessory packaging, accessory labeling.

•	User Interface Specification finalization (i.e., changes may be identified and included in the specification but the work may not be completed until a later time.)

•

Overall user experience report (including 2G/3G, Satellite, custom radio network selection functionality and Windows Mobile operation) OOBR (Out-Of-the-Box Readiness) review by TerreStar and feedback. All requirements and content shall be frozen by [***].

9. Support and Successful Execution of Certifications and Re-Certifications

EB shall be responsible for obtaining the following certifications: PTCRB, FCC, WiFi, Bluetooth, IEEE 1725/CTIA Battery, USB, Microsoft Windows Logo, AVL, ETL.

10.	TerreStar agrees to make the following payments as partial payments for outstanding EB invoices for services and material costs incurred in [***]

11.	EB shall perform work to enable facilitated software update for [***] software elements (refer to CRs 11 and 16 for details).

12.	EB shall implement changes to accommodate OTA SMS as defined in CR 15.

13.	Support for Satellite Network integration (including suppport for [***])

[***]

a.	Any material changes to the program scope will be considered to require a Change Request.

b.	Manufacturing of production devices that will be sold to commercial customers is not be included in this amendment or Agreement and will be covered under the Master Supply Agreement Product Supplement.

5. IMPACT OF CHANGES RELATED TO TERRESTAR CONTROLLED ITEMS

EB and TerreStar acknowledge that certain items in this SOW3 amendment are under TerreStar control and not under EB control. These items include, but are not limited to the operation and availability of the TerreStar-1 Satellite Network, [***], including [***] defined in section 4.2, Scope of Work. EB will be responsible for the cost of additional work beyond that contemplated by this SOW3 amendment and/or delays in completing the Milestones set forth in Section 4.1 to the extent such additional work or delays are the result of factors or circumstances that are under direct EB responsibility and control. Additionally, EB will absorb the cost of changes resulting from TerreStar controlled items that do not have an impact on the overall program schedule under this SoW3 amendment (final Milestone of this SoW3 amendment) or do not require EB to assign new resources or additional resources to the program, or otherwise impact the amount of work of EB. For use in enforcing the terms of this Section 5, Program resource plan will be attached on Schedule 2 and the program time schedule/project plan is presented on Section 4. TerreStar will be responsible for additional costs resulting from any other changes.

6. TERRESTAR FURNISHED ITEMS

The following table lists TerreStar Furnished Items to EB which originate from Program Parties or third parties.

TerreStar Furnished Item	Delivery Date or Milestone	Item to be Delivered to EB
TerreStar approved compliance matrix	M1	[***]
Acceptance criteria for Product	M1	[***]
[***]	M2	[***]
[***]	[***]	[***]
[***]	M1a	[***]
[***]	M1	[***]
[***]	M1	[***]
[***]	M1	[***]

7. PLACE OF PERFORMANCE AND DELIVERY TERMS

EB will perform the work primarily on EB premises in Finland. Manufacturing of the StarComm prototype Handsets shall be done by [***]. The Parties acknowledge that there is a need for integration camps and review meetings with TerreStar and third parties at their premises and potentially at other locations. Further, travelling to [***] is also needed during the project. All Travelling during the period of performance need to be accepted by TerreStar and will be invoiced.

8. ACCEPTANCE OF DELIVERABLES

EB shall notify TerreStar of any change to delivery schedule of any Milestones identified herein and will notify TerreStar of the availability and location of Milestone documents for review by TerreStar. EB shall schedule a walkthrough of all Milestone documents identified herein and shall work with TerreStar to finalize the content of such documents (See Section 4.2). With respect to Milestone acceptances under this SoW3 amendment, TSN will notify EB of its acceptance or rejection of the Milestone within the five (5) business day Acceptance Periods and TerreStar shall not unduly withhold such acceptance. EB and TerreStar shall meet regularly to review the status of Milestones and Milestone acceptances.

The Acceptance Test Plan consists of the “SOW3 TSN TA Criteria.xls” document.

In addition to and notwithstanding the events of acceptance defined in Section 5.3 of the Agreement, the Deliverables will be deemed to be accepted by TerreStar in the event TerreStar takes the Deliverables into commercial use.

9. PRICING AND PAYMENTS

The services under this SOW3 amendment will be performed on a time and materials basis including materials, travel and other expenses.

Billing, payment and other terms and conditions shall be according to the Agreement. If TerreStar terminates the Agreement before the end date of this SOW3 amendment TerreStar shall pay for work completed as of the termination date and an early termination fee which equals to the amount of the last EB monthly invoice prior to the termination date.

The services defined in this amendment shall not exceed USD $20,200,000 (Twenty Million Two Hundred Thousand Dollars) without TerreStar’s prior written approval. EB shall notify TerreStar immediately upon determining that the Services under this amendment are likely to exceed such amount.

9.1. Payment

Payment terms are thirty (30) days after receipt of EB’s invoice and, as otherwise set forth in section 2.1.4 of the Agreement.

10. CONSULTANT MANAGEMENT AND THIRD PARTY COORDINATION

The EMOC meeting will be called upon to resolve any issue in day-to-day aspects of the support effort.

Items that can not be addressed or decided in the EMOC will be taken to the Steering Committee for resolution.

TSN is responsible for coordinating between EB, Hughes Network Systems, LLC (“Hughes”) and Comneon (“Comneon”). In the event that a dispute arises between EB and Hughes or EB and Comneon, TSN will provide the final resolution to any such dispute.

11. STEERING COMMITTEE

TSN and EB shall each appoint individuals who shall together serve as the Steering committee.

	TerreStar		EB
Name	Technical	Business	Technical	Business
	[***]	[***]	[***]	[***]

12. INTELLECTUAL PROPERTY RIGHTS

Ownership and license rights for any EB deliverables provided under this SOW3 amendment are covered by Section 6 (Ownership of Work Product) of the Agreement.

Notwithstanding the provisions of the Agreement, and with regard to EB’s design requirements and design for an [***], EB hereby grants to TerreStar the ownership rights set forth in Section 6.1 and each Party hereby grants to the other Party the license rights as set forth in Section 2.4.2, provided, however, that such license shall be [***]. For clarity, each Party acknowledges that the other Party shall not be liable for any Up Front Fee or Per Device Royalty with regard to such Party’s use and licensing of the [***]. Further, the Parties acknowledge and agree that the afore mentioned documents are provided “AS-IS”, without protection of any kind and any and all warranties or conditions, whether express or implied, or statutory including the implied warranties of title, merchantability, satisfactory quality, non-infringement and fitness for a particular purpose are hereby excluded to the greatest extent permitted by law.

IN WITNESS WHEROF the Parties here to have caused this SOW3 amendment to be executed by their respective duly authorizes representatives as of the last date written below (the “Effective Date”)

TerreStar Networks Inc.		Elektrobit Inc.

By:		By:
Name:	Jeffrey Epstein	Name:	Jani Lyrintzis
Title:	President and CEO	Title:	VP & GM
Date:	May 7, 2010	Date:	May 7, 2010